SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]      Filed by a Party other than the Registrant [ ]

Check  the  appropriate  box:

[   ]     Preliminary  Proxy  Statement
[   ]     Confidential,  for  use  of  the commission only (as permitted by Rule
          14a-6(e)(2))
[ X ]     Definitive  Proxy  Statement
[   ]     Definitive  Additional  Materials
[   ]     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
          240.14a-12

                            IAS COMMUNICATIONS, INC.
                 (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ X ]     No  fee  required

[   ]     Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          1) Title of each class of securities  to  which  transaction  applies:
          2) Aggregate number of securities to  which  transaction  applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
          4) Proposed  maximum  aggregate  value  of  transaction:
          5) Total  fee  paid:

[   ]     Fee  paid  previously  with  preliminary  materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing or which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1)     Amount  Previously  Paid:
          2)     Form,  Schedule  or  Registration  Statement  No.:
          3)     Filing  Party:
          4)     Date  Filed:

                            IAS COMMUNICATIONS, INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD NOVEMBER 21ST, 2000

To  the  Shareholders  of  IAS  Communications,  Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IAS Communications, Inc. (the "Company") will be held in Salon #216 of the Holiday Inn, Vancouver Airport, 10720 Cambie Road, in Richmond, British Columbia, Canada on Tuesday, November 21st, 2000, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect three (3) Directors for a term of one year or until their successors have been elected and qualified.

2. APPROVAL OF AUDITORS. Approval of Elliott Tulk Pryce Anderson as auditors until the close of the next Annual Meeting.

3. APPROVAL OF AMENDMENT TO STOCK OPTION PLAN. Approval of the increase in the maximum number of shares which may be optioned and sold pursuant to the Stock Option Plan.

4. WHATEVER OTHER BUSINESS may properly come before the An-nual Meeting or any adjournments thereof.

Only those shareholders of record at the close of business on October 18th, 2000 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

October  26th,  2000     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                         /s/ John  Robertson
                             John  Robertson,  President



                             YOUR VOTE IS IMPORTANT
                             ----------------------

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card.

                            IAS COMMUNICATIONS, INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                                 PROXY STATEMENT
                                 ---------------

               Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of IAS COMMUNICATIONS, INC. (the "Company") in connection with the solicitation of proxies on for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will held on Tuesday, November 21st, 2000, at Salon #216 of the Holiday Inn Vancouver Airport, 10720 Cambie Road, Richmond, British Columbia, Canada, at 10:00 am.(PST). A copy of the Company's annual report on Form 10-KSB was made available to shareholders electronically via filing on EDGAR on September 7, 2000, and accompanies this Proxy Statement.

Only stockholders of record on October 18, 2000 are entitled to vote at the Annual Meeting.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Com-pany, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the four nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about October 30th, 2000.

                          Record Date and Voting Rights

The record date for determination of Stockholders who are entitled to notice of and to vote at the Annual Meeting is October 18, 2000.

The Company is authorized to issue up to 100,000,000 shares of common stock, without par value. As of September 30, 2000, there were 11,433,597 shares of common stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.

                             BUSINESS OF THE MEETING

There are three matters being presented for consideration by the shareholders at the Annual Meeting, the election of three (3) directors; the approval of Elliott Tulk Pryce Anderson as auditors of the Company, and the amendment to the Stock Option Plan.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

GENERAL

The Company's Bylaws ("Bylaws") provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders. Direc-tors are elected for a term of one year and until their successors have been elected and qualified. There are currently four (4) directors of the Company. Donna Moroney is not standing for re-election.

INFORMATION  WITH  RESPECT  TO  NOMINEES

The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.




Nominee               Age            Since          Principal Occupation of Director   Ownership [1]   Ownership
------------------  -------  ---------------------  ---------------------------------  --------------  ---------
John G. Robertson    59       December 1994         President and Chief                397,200 common   3.47%
                                                    Executive Officer                  shares [2]

James L. Vandeberg   56       Director since        Partner, Ogden Murphy Wallace      100,000 common   0.87%
                              November 1998;                                           shares [3]
                              COO since
                              August 1999

Jennifer Lorette     28       Director since        Secretary and Treasurer            121,000 common   1.06%
                              November 1999;                                           shares [4]
                              Secretary,
                              Treasurer and
                              CFO since
                              February 1995


[1]     The ownership includes the beneficial ownership of securities and the beneficial ownership of securities that  can  be  acquired  within  60  days from September 30, 2000 upon the exercise of options.  Each beneficial owner's  percentage  ownership is determined by assuming that options that are held by such person and which are exercisable  within  60  days  from  September  30, 2000, are exercised, for the purpose of computing percentage ownership.

[2]     John  Robertson has been a director since December 1994.  Includes rights to purchase, pursuant to stock options,  150,000  common  shares  at $1.00 per share granted on December 19, 1996, and 200,000 common shares at
$1.00  per  share  granted  on November 12, 1998. Mr. Robertson is one of three trustees of the Robertson Family
Trust,  which acts by the majority vote of the three trustees.  The beneficiary of the Trust is Kelly Robertson,
John  Robertson's  daughter,  who  does  not  reside  at the same address as John Robertson.  Access Information
Services,  a  corporation  owned by the Robertson Family Trust, holds 3,289,375 common shares of the Company and warrants  to  purchase  152,625  common  shares  at  $1.50  per share which expired October 8, 2000, and 117,000 warrants  to  purchase  common  shares  at  $1.00 per share which expire March 1, 2001.  Mr. Robertson disclaims beneficial  ownership  of the shares owned or controlled by the Robertson Family Trust.  Mr. Robertson's address is  the  same  as  the  Company's.

[3]     James  Vandeberg was appointed to the Board of Directors in November 1998.  Includes rights to purchase, pursuant  to  stock  options,  50,000  common shares at $1.00 per share granted on November 12, 1998, and 25,000 common  shares  at  $1.00  per  share  granted  on  May  28,  1999.

[4]     Ms.  Lorette  was  appointed  to  the Board of Directors in November 1999.  Includes rights to purchase, pursuant  to  stock  options,  50,000  common shares at $1.00 per share granted on December 19, 1996, and 25,000 common  shares  at  $1.00  per  share  granted  on  May  28,  1999.


BACKGROUND  OF  NOMINEES

JOHN G. ROBERTSON - PRESIDENT, PRINCIPAL EXECUTIVE OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS

Mr. Robertson has been the President and Principal Executive Officer and a Director of the Company since its formation in December 1994. Mr. Robertson has been the Chairman, President and Chief Executive Officer of REGI U.S., Inc., an Oregon corporation traded on the OTC bulletin board, since July 1992. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the Canadian Venture Exchange that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is ultimately controlled by Reg Technologies Inc. Since June 1997 Mr. Robertson has been President, Principal Executive Officer and a Director of Information Highway.com, Inc., a Florida corporation traded on the OTC bulletin board. Mr. Robertson is also the President and Founder of Teryl Resources Corp., a British Columbia company trading on the Canadian Venture Exchange involved in mineral exploration. He is also President of LinuxWizardry Systems, Inc. (formerly Flame Petro-Minerals Corp.), a British Columbia company trading on the OTC bulletin board involved in development and marketing of Linux-based products. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a private British Columbia corporation engaged in management of public companies.

JAMES L. VANDEBERG - CHIEF OPERATING OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS

Mr. Vandeberg became a Director of the Company in November 1998 and its Chief Operating Officer in August 1999. Mr. Vandeberg is a partner in the Seattle, Washington law firm of Ogden, Murphy, Wallace. He has served as counsel to the Company since 1996. Mr. Vandeberg's practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. Mr. Vandeberg was previously general counsel and secretary of two NYSE companies and is a director of Information Highway.com, Inc., a Florida corporation traded on the OTC bulletin board. He is a member and former director of the American Society of Corporate Secretaries. He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973. Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar.

JENNIFER  LORETTE  -  SECRETARY  AND  TREASURER  AND  A  MEMBER  OF THE BOARD OF
DIRECTORS

Ms. Lorette is a founder, and has been Secretary/Treasurer and Principal Financial Officer of the Company since February 1995. Since June 1994 Ms. Lorette has been Vice President and Chief Financial Officer of REGI U.S., Inc., an Oregon corporation traded on the OTC bulletin board. Since April 1994 she has also been Vice President of Administration for Reg Technologies, Inc., a British Columbia corporation listed on the Canadian Venture Exchange. REGI U.S. is ultimately controlled by Reg Technologies Inc. Since June 1997 Ms. Lorette has been Secretary/Treasurer, Principal Financial Officer, Principal Accounting Officer and a Director of Information Highway.com, Inc., a Florida corporation traded on the OTC bulletin board, and its predecessor. Since June 1994 Ms. Lorette has also been Chief Financial Officer and Vice President of LinuxWizardry Systems, Inc. (formerly Flame Petro-Minerals Corp.).

VOTE  REQUIRED

A majority of votes by the shares of common stock present or represented and voting at the meeting is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

           EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                 STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company's executive officers during fiscal year 2000:




                                Positions with the
Name                            Company                  Age        Office Held Since
------------------------------  -----------------------  ---------  -----------------
John G. Robertson               President and Chief
                                Executive Officer        59         December 1994

James Vandeberg                 Chief Operating Officer  56         Director since
                                                                    November 1998; COO
                                                                    since August 1999

Patrick Badgely                 Vice President           56         December 1994

Larry Hawks                     Vice President,
                                Research and Development 64         May 1998

Steve Gulyas                    Vice President, Sales    Not known  April 1998

Jennifer Lorette                Secretary and Chief
                                Financial Officer        28         Director since
                                                                    November 1999;
                                                                    Secretary, Treasurer and
                                                                    CFO since February 1995


Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There is no family relationship between any of the officers and directors. Memberships on the Boards of other public companies are set out on page 4 in the biographies of each of the nominee directors, and memberships on the Boards of other public companies for each of the executive officers who are not directors are set out below.

BACKGROUND  OF  EXECUTIVE  OFFICERS

The biographies of Messrs. Robertson and Vandeberg, and Ms. Lorette can be found on pages 3 and 4.

PATRICK BADGLEY - is a founder of the Company. Since February 1994, Mr. Badgley has been a Vice President of REGI U.S., Inc., an Oregon corporation traded on the OTC bulletin board. Since July 1993 he has been a Director of Reg Technologies Inc., a British Columbia corporation listed on the Canadian Venture Exchange. REGI U.S. is ultimately controlled by Reg Technologies Inc. From November 1986 to February 1994, Mr. Badgley was the Director of Research and Development for Adiabatics, Inc., an Indiana corporation, which was engaged in the business of advanced engine concepts. Mr. Badgley holds a Bachelor of Mechanical Engineering degree from the Ohio State University, Columbus, Ohio.

LARRY HAWKS - appointed Vice President in charge of Research and Development and the Chief Engineer for the Hawks antenna projects. Mr. Hawks has extensive experience in ELF, VLF & RF technology. Mr. Hawks has worked for the Hebrew
University in Israel (responsible for radiation studies). He was previously Engineering Manager in charge of all divisional engineering operations for producing and design of the IBM PC Junior for AMP Corp. Mr. Hawks is currently the Chief Engineer for ACM (a division of Eikenberry Associates in Kokomo, Indiana, an injection molding company).

STEVE GULYAS - appointed Vice President of Sales for the Company's Hawks antenna projects for commercial applications. Mr. Gulyas is an experienced salesperson with several important connections in the telecommunications industry. He has introduced the Company's antennas to several major potential end users.

SIGNIFICANT  EMPLOYEES:

CAROL  COLEMAN

Ms. Coleman, 40, is a Chartered Accountant with over 10 years of experience in the accounting industry. Her accounting background is in a variety of areas including manufacturing and high-tech. Ms. Coleman's joined the Company in October 1999. Her duties as Controller of the Company include management of the accounting, management reporting, banking, insurance and payroll.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, other than Dr. James Smith, Mr. Badgley, Mr. Gulyas and Mr. Hawks, who furnished no Forms to the Company during the year, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

BOARD  COMMITTEES

The  Board  of  Directors  does  not  have  any  committees.

BOARD  OF  DIRECTORS  MEETINGS

The Company held two Board meetings since its last annual meeting which were attended by all the directors of the Company. The Company passed eight consent resolutions approved by all directors.

INVOLVEMENT  IN  CERTAIN  LEGAL  PROCEEDINGS.

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY  COMPENSATION  TABLE

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated execu-tive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.





                                                                                                                 LONG-TERM
                                                                                                               COMPENSATION
                                                         ANNUAL COMPENSATION                                       AWARDS

NAME AND                                                                           OTHER ANNUAL             SECURITIES UNDERLYING
PRINCIPAL POSITION.       YEAR                SALARY($)         BONUS            COMPENSATION ($)            OPTIONS/SARS (#) (1)
--------------------  --------------------  -------------  ----------------  ----------------------         ----------------------

John G. Robertson         2000                  -0-              -0-                    -0-                          -0-
President, Chief          1999                  -0-              -0-                    -0-                        200,000
Executive Officer         1998                  -0-              -0-                    -0-                          -0-
--------------------------------------------------------------------------------------------------------------------------------


(1)     Represents  options  granted  under  the Company's 1996 Stock Option Plan, exercisable within 60 days from September 30,
        2000.


A management fee of $2,500.00 per month is accrued for payment to Access Information Services, Inc., a corporation controlled by the Robertson Family Trust, the beneficiary of which is Kelly Robertson, daughter of John G. Robertson. Further, the sum of $1,500.00 per month is accrued for payment to Access Information Services, Inc. for rent and secretarial services.

No other compensation is paid to any of the Executive Officers or Directors of the Company. The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.



                    OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)


                     Number of
                     Securities       Percent of total
                     Underlying      options granted to
                   Options granted      employees in       Exercise or base
Name                    (#)             fiscal year         price ($/share)   Expiration date
----------------  ----------------  -------------------  ------------------   ---------------

James Vandeberg             25,000                10.9%           $    1.00   May 28, 2004
                  ----------------  -------------------  ------------------   ---------------
Jennifer Lorette            25,000                10.9%           $    1.00   May 28, 2004
                  ----------------  -------------------  ------------------   ---------------
Donna Moroney               25,000                10.9%           $    1.00   May 28, 2004
----------------  ----------------  -------------------  ------------------   ---------------




STOCK  OPTIONS  EXERCISED  AND  HELD  AT  YEAR  END

The following table sets forth certain information concerning exercises of stock options pursuant to stock option plan by the named Executive Officers and Directors during the year ended April 30, 2000 and stock options held at year end.



                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                            AND YEAR END OPTION VALUES


                                                                                             Value of
                                                                Number of                   Options at
                                                          Options at Year End              Year End (1)
                                                          --------------------             ------------
                           Shares
                        Acquired on          Value
Name                      Exercise          Realized    Exercisable / Unexercisable  Exercisable / Unexercisable
------------------  --------------------  ------------  ---------------------------  ----------------------------


John G. Robertson          -0-               -0-            350,000  /  0                 $  131,250  /  0

Patrick Badgley            -0-               -0-             50,000  /  0                 $   18,750  /  0

James L. Vandeberg         -0-               -0-             75,000  /  0                 $   28,125  /  0

Jennifer Lorette .         -0-               -0-             75,000  /  0                 $   28,125  /  0

Larry Hawks                -0-               -0-             75,000  /  0                 $   28,125  /  0

Steve Gulyas               -0-               -0-             25,000  /  0                 $    9,375  /  0
------------------  --------------------  ------------  ---------------------------  ----------------------------


(1)     On  April  30,  2000, the closing price of Common Stock was $1.375.  For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by  the  number  of  shares  covered  by  the  stock  option.


THE  1996  STOCK  OPTION  PLAN

The Company's 1996 Stock Option Plan (the "Plan") was approved by the Company's shareholders in August, 1996. A total of 1,000,000 shares were approved by the shareholders for issuance under the option agreements, subject to the Plan. During the fiscal year, 205,000 options were granted under the Plan to certain employees and consultants in connection with normal employment and consulting practice, with the exercise price being $1.00 per share.

The Plan permits the grant of stock options to employees, officers, directors and consultants. There are approximately 26 persons under the Plan. The purpose of the Plan is to attract the best available personnel to the Company and to give employees a greater personal stake in the success of the Company. The Plan is effective until November 1, 2006. Stock options are granted at the discretion of the directors.

The terms of the Plan include the following information. Under the Plan, the option price for the common shares to be issued under the Plan will be the price not less than the fair market value of the Company's common shares on the date of grant of the stock option. If the optionee owns common shares representing more than 10% of the combined total voting power of all classes of shares of the Company (the "Shareholder-Optionee"), then the option price must be at least 110% of the fair market value of the common shares on the date of the grant. The term of the stock option granted under the Plan may not exceed 10 years from the date such option is granted, unless the optionee is a Shareholder-Employee, then the term of option may not exceed five years from the date of the grant. The market value of the securities underlying the options as at September 30, 2000 was $1,133,000.

The maximum number of shares which may be optioned and sold pursuant to the Plan was increased to 2,500,000 by unanimous consent of the Board of Directors on May 28, 1999. Amendment of the Plan requires shareholder approval before the exercise of any additional options.

U.S.  Federal  Tax  Consequences

Non-Qualified  Stock  Options

The grant of non-qualified stock options under the Plan will not result in the recognition of any taxable income by the optionee. An optionee will recognize ordinary income on the date of exercise of the non-qualified stock option equal to the excess, if any, of (1) the fair market value of the Common Shares acquired as of the exercise date, over (2) the exercise price. The tax basis of these Common Shares for purposes of a subsequent sale includes the non-qualified option price paid and the ordinary income reported on exercise of the non-qualified stock option. The income reportable on exercise of a non-qualified stock option is subject to federal income and employment tax withholding. Generally, the Company will be entitled to a deduction for its taxable year within which the optionee recognizes compensation income in the amount reportable as income by the optionee on the exercise of a non-qualified stock option.

Incentive  Stock  Options  (qualified  under  Section  422  of  the  Code)

In general, an optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value on the date of exercise of the Common Shares received over the exercise price of the stock option is treated as an item of adjustment for the purpose of calculating alternative minimum taxable income.

If the optionee has held the Common Shares acquired upon exercise of an incentive stock option for at least two years after the date of grant, and for at least one year after the date of exercise, upon disposition of the Common Shares by the optionee, the difference (if any) between the sales price of the Common Shares and the exercise price of the stock option is treated as long-term capital gain or loss. If the optionee does not satisfy these incentive stock option holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the Common Shares, generally in an amount equal to the excess of the fair market value of the Common Shares at the time the stock option was exercised over the exercise price of the stock option. The balance of the gain realized (if any) will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the Common Shares prior to the satisfaction of the incentive stock option holding period requirements, but at a price below the fair market value of the Common Shares at the time the stock option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the stock option.

In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee (within the meaning of section 422 of the Code) of the Company or one of its subsidiaries from the date the incentive stock option is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

The following tables set out the amount of options received or to be received by the Company's executive officers as a group, the Company's current directors who are not executive officers as a group; each nominee for election as a director; each other person who received or is to receive 5% of such options and all employees, including all current officers who are not executive officers, as a group:




NAMED EXECUTIVE OFFICERS
---------------------------------------


                                         NUMBER   OPTION PRICES
                                         OF       AND EXPIRY      OPTION EXPIRY
NAME. . . . . . . . . . . . . . . . . .  OPTIONS  DATES           DATES
                                         -------  --------------  -----------------
John Robertson, President and CEO . . .  150,000  $         1.00  December 19, 2001
                                         200,000  $         1.00  November 12, 2003
                                         -------  --------------  -----------------
James Vandeberg, Chief Operating. . . .   50,000  $         1.00  November 12, 2003
Officer . . . . . . . . . . . . . . . .   25,000  $         1.00  May 28, 2004
---------------------------------------  -------  --------------  -----------------
Jennifer Lorette, Secretary , Treasurer   50,000  $         1.00  December 19, 2001
and CFO . . . . . . . . . . . . . . . .   25,000  $         1.00  May 28, 2004
---------------------------------------  -------  --------------  -----------------
Steve Gulyas, VP Sales. . . . . . . . .   25,000  $         1.00  April 1, 2003
---------------------------------------  -------  --------------  -----------------
Larry Hawks, VP R&D . . . . . . . . . .   25,000  $         1.00  May 4, 2003
                                          50,000  $         1.00  May 28, 2004
                                         -------  --------------  -----------------
Patrick Badgley, VP . . . . . . . . . .   50,000  $         1.00  December 19, 2001
                                         -------  --------------  -----------------

TOTAL:. . . . . . . . . . . . . . . . .  650,000
---------------------------------------  -------  --------------  -----------------




EXECUTIVE OFFICERS AS A GROUP
-----------------------------


                               NUMBER    OPTION PRICES
                               OF        AND EXPIRY          OPTION EXPIRY
NAME. . . . . . . . . . . . .  OPTIONS   DATES               DATES
                               --------  ------------------  -----------------
[1]                            250,000  $   1.00             December 19, 2001
                                25,000  $   1.00             April 14, 2003
                                25,000  $   1.00             May 4, 2003
                               250,000  $   1.00             November 12, 2003
                               100,000  $   1.00             May 28, 2004
                              --------
TOTAL:. . . . . . . . . . . .   650,000
-----------------------------  --------  ------------------  -----------------





                                    NUMBER   OPTION PRICES
                                      OF       AND EXPIRY    OPTION EXPIRY
NAME                               OPTIONS       DATES           DATES
---------------------------------  --------  --------------  -------------

Current Directors who are not . .    25,000   $   1.00       July 22, 2003
Executive Officers as a Group [2]    25,000
                                   --------   $   1.00       May 28, 2004
TOTAL:. . . . . . . . . . . . . .    50,000
---------------------------------  --------  --------------  -------------




NOMINEES FOR ELECTION AS DIRECTORS
--------------------------------------


                                        NUMBER    OPTION PRICES
                                        OF        AND EXPIRY          OPTION EXPIRY
NAME . . . . . . . . . . . . . . . . .  OPTIONS   DATES               DATES
                                        --------  ------------------  -----------------

John G. Robertson, President and . . .   150,000  $   1.00            December 19, 2001
member of the Board of Directors [3] .   200,000  $   1.00            November 12, 2003
                                        --------
TOTAL: . . . . . . . . . . . . . . . .   350,000
--------------------------------------  --------  ------------------  -----------------

James L. Vandeberg, Chief Operating
Officer and member of the Board of . .    50,000  $   1.00            November 12, 2003
Directors. . . . . . . . . . . . . . .    25,000  $   1.00            May 28, 2004
                                        --------
TOTAL: . . . . . . . . . . . . . . . .    75,000
--------------------------------------  --------  ------------------  -----------------

Jennifer Lorette, Secretary/Treasurer,    50,000  $   1.00            December 19, 2001
Chief Financial Officer and Nominee. .    25,000  $   1.00            May 28, 2004
Director                                --------


TOTAL: . . . . . . . . . . . . . . . .    75,000
--------------------------------------  --------  ------------------  -----------------

5% option holders                         [4]

All Employees, including all current
officers who are not executive officers,
as a group:                               320,000  $   1.00           [5]

Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1]     Includes  John  Robertson,  James  Vandeberg,  Jennifer  Lorette,  Steve
        Gulyas,  Larry  Hawks  and  Patrick  Badgley

[2]     Options  held  by  Donna  Moroney.

[3]     Mr.  Robertson  is  the  only  Named  Executive  Officer of the Company.

[4] 5% of the 2,500,000 stock options available under the Plan is 125,000 options. John Robertson holds options to purchase 150,000 common shares at $1.00 per share granted on December 19, 1996, and 200,000 common shares at $1.00 per share granted on November 12, 1998.

[5]     Expiry  dates  range  from  March  4,  2001  to  December  15,  2004.

There are Canadian and U.S. persons who have been granted options under the Plan. Each optionee has been advised to seek his or her own tax advice.

LONG  TERM  INCENTIVE  PLAN  AWARDS

The  Company  does  not  have  any  Long  Term  Incentive  Plans.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

The Company does not have any employment contracts, termination of employment and change of control arrangements.

REPRICING  OF  OPTIONS

By Directors' unanimous consent effective May 28, 1999, 740,500 options were repriced downward during fiscal year ended April 30, 2000. Prices ranged from $1.25 to $1.50 per share and were all repriced to $1.00 per share.

CANCELLATION  OF  OPTIONS

By Directors' unanimous consent dated May 28, 1999, 235,000 stock options were cancelled and of no further force or effect due to the termination of the optionees' employment with the Company.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 30th, 2000, the outstanding Class A Common Stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of September 30, 2000, there were 11,433,597 common shares issued and outstanding.



                                        AMOUNT AND NATURE   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER   OF BENEFICIAL OWNER     CLASS
-------------------------------------  -------------------  -----------


Access Information Services, Inc. [1]            3,559,000       31.13%
                                       -------------------  -----------
Rainbow Network [2] . . . . . . . . .              795,000        6.95%
                                       -------------------  -----------
James E. Smith [3]. . . . . . . . . .            2,767,680       24.21%
-------------------------------------  -------------------  -----------


[1]     Access  Information  Services  is  a  corporation owned by the Robertson
Family  Trust.  Mr.  John  Robertson  is  one of three trustees of the Robertson
Family Trust, which acts by the majority vote of the three trustees. The beneficiary is Kelly Robertson, John Robertson's daughter, who does not reside at the same address as John Robertson. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. The address of both Access Information Services and the Robertson Family Trust is 185 - 10751 Shellbridge Way, Richmond, British Columbia V6X 2W8, Canada. Access owns 3,289,375 common shares, 152,625 warrants to purchase common shares at $1.50 per share, which expired October 8, 2000; and 117,000 warrants to purchase common shares at $1.00 which expire March 1, 2001.

[2]     Rainbow  Network is a Turks & Caicos corporation.  Its address is PO Box
120,  Grand  Turk,  Turks  &  Caicos  Islands,  BWI.

[3]     Mr.  Smith's  address  is  RR 4, Box E36, Bruceton Mills, WV, 26525, USA

The following table sets forth, as of September 30th, 2000, the name and shareholdings beneficially owned by each director, naming each, and directors and executive officers as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of September 30, 2000, there were 11,433,597 common shares issued and outstanding.





                                                                     PERCENTAGE OF
                                                         CLASS A        CLASS A
NAME                                                  SHARES OWNED   SHARES OWNED
----------------------------------------------------  -------------  -------------


John G. Robertson[1][2] President and member of the
Board of Directors . . . . . . . . . . . . . . . . .        397,200          3.47%
                                                      -------------  -------------

James L. Vandeberg [3], Chief Operating Officer and
member of the Board of Directors . . . . . . . . . .        100,000          0.87%
                                                      -------------  -------------

Jennifer Lorette [1][4], Secretary/Treasurer, Chief
Financial Officer and Nominee Director . . . . . . .        121,000          1.06%
                                                      -------------  -------------

ALL OFFICERS & DIRECTORS AS A GROUP [5]. . . . . . .        768,200          6.72%
(FIVE INDIVIDUALS)


Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1] These individuals are the Executive Officers and Directors of the Company and may be deemed to be "parents or founders" of the Company as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933, as amended.

[2]     Includes  47,200  common  shares  and 350,000 options that are currently exercisable.  Mr.  Robertson's  address  is  the  same  as  the  Company's.

[3]     Includes 75,000 options that are currently exercisable.  Mr. Vandeberg's address is Ogden Murphy Wallace, One Union Square, Suite 2424, Seattle, Washington.

[4]     Includes  75,000  options  that are currently exercisable. Ms. Lorette's address  is  the  same  as  the  Company's.

[5]     Includes  common shares and stock options for Steve Gulyas, Larry Hawks,
Jennifer Lorette, James Vandeberg, Peter Badgley and John Robertson, exercisable within 60 days.


        CERTAIN RELATED TRANSACTIONS AND LEGAL PROCEEDINGS WITH DIRECTORS

Integral Concepts, Inc. ("ICI"), holder of the exclusive worldwide license to the CTHA technology, entered into an option agreement with SMR Investments Ltd. ("SMR"), a corporation owned by Susanne Robertson, the wife of Mr. Robertson, dated November 18, 1994, and amended December 16, 1994 (the "Option Agreement"). The Option Agreement provided that ICI would issue a sublicense to SMR for the contrawound toroidal helical antenna ("CTHA") subject to the payment of $250,000; a 3% royalty from gross sales; and a subsequent public entity to be established. The Company was organized by SMR and Robertson as a result. ICI retained all military applications and resulting procurement interests. The contract period relating to the three percent royalty to be paid to ICI commences when sales are made by SMR/the Company and continue during the life of the Option Agreement. The term of the Option Agreement is perpetual as is the ICI License.

On December 13, 1994, SMR assigned the rights to the Option Agreement to the Company in consideration of $50,000 advanced by Access Information Services, Inc. (the "Option Assignment"). Access Information Services, Inc. is a corporation owned and controlled by the Robertson Family Trust.

On December 14, 1994, the Company issued 3,000,000 Class A Shares to Access Information Services, Inc., pursuant to the Option Assignment. The value assigned to the 3,000,000 Class A common shares issued to Access Information Services Inc. was $0.50. The valuation of the 3,000,000 shares issued to Access Information Services, Inc. was arbitrarily determined by the Company's Board of Directors. The $250,000 has been paid to ICI and was a one time payment.

On July 10, 1995, ICI entered into the Sublicense wherein ICI granted to the Company the exclusive worldwide right to manufacture, sell copies of, sublicense and distribute the process and equipment related to the design, construction and operation of the CTHA and to further sublicense others the rights to manufacture, sell copies of, license and distribute the same, excluding all military applications and procurement interests. The Sublicense was the culmination of the agreement between ICI and SMR, and SMR and the Company. On December 27, 1995, SMR assigned all of its rights and duties in the CTHA technology to the Company. The purpose of this assignment was to assign any and all rights or duties which may have been held by SMR as a result of the Option Agreement, it being understood that the Option Agreement was nothing more than an agreement in principle. The term of the Sublicense is perpetual and requires the payment of a minimum annual royalty of $3,000. Further, the Company will pay a royalty of 10% of the net revenues derived from sales, licenses or sublicenses of the CTHA technology with a credit for the minimum royalty. In addition the Company shall pay a royalty of 3% of the gross revenues derived from the sales, licenses or sublicenses of the CTHA technology.

The Company and ICI amended the Sublicense in March 1997 to clarify the applications of CTHA technology subject to the Company's sublicense. As amended, the Company has exclusive rights to all commercial applications. Emergent Technologies Corporation ("ETC") has the exclusive rights to all governmental and military applications for the CTHA antenna. In consideration for the amendment, the Company received a 50% reduction in royalties to be paid to ICI over a three year period plus an enlarged definition of Technology to include all future enhancements to the CTHA technology.

The Company entered into a joint venture with ETC to fund a research and development laboratory and a manufacturing facility, TEAM. The Company and ETC each own 50% of TEAM. They granted TEAM certain rights to sell and manufacture the antennas. All sales of antennas by TEAM will be for the credit of either the Company or ETC, according to the end user. However the Company and ETC retained certain rights to sublicense development and manufacturing of antennas.

To date, there have not been any transactions between the Company and its officers, directors, principal shareholders or affiliates other than as set forth above. The Company believes that the transactions described here were on terms more favorable to the Company's officers, and directors, than otherwise could be obtained if such transactions were with non-related parties.

                               CHANGES IN CONTROL

There are no arrangements known to the Company the operation of which may result in a change of control of the Company.

                      PROPOSAL NO. 2 - APPROVAL OF AUDITOR

RELATIONSHIP  WITH  INDEPENDENT  AUDITOR

The Company has retained the firm of Elliott Tulk Pryce Anderson as independent auditor of the Company for the fiscal year ending April 30, 2000. Elliot Tulk Pryce has been retained as auditor for the Company since 1994. The Company does not expect a representative of Elliott Tulk Pryce Anderson to be present at the Annual Meeting.

The Board of Directors recommends that Elliott Tulk Pryce Anderson serve as auditors of the Company until the next Annual Meeting. Elliott Tulk Pryce Anderson, independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 2000.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  PROPOSAL  NO.  2.


                 PROPOSAL NO. 3 - AMENDMENT TO STOCK OPTION PLAN

The Company's 1996 Stock Option Plan was approved by the Company's shareholders in August, 1996. A total of 1,000,000 shares were approved by the shareholders for issuance under the option agreements, subject to the Plan. The Plan permits the grant of stock options to employees, officers, directors and consultants. The purpose of the Plan is to attract the best available personnel to the Company and to give employees a greater personal stake in the success of the Company.

On May 28, 1999, the Board of Directors, by unanimous consent, increased the maximum number of shares which may be optioned and sold pursuant to the Plan from 1,000,000 to 2,500,000. Amendment of the Plan requires shareholder approval before the exercise of any additional options.

The Board of Directors recommends that the maximum number of common shares which may be optioned and sold pursuant to the Plan, as registered October 2, 1996 and amended May 28, 1999, be increased to 2,500,000.

Votes will be counted respecting proxies received or shareholders present at the meeting only. Abstentions and brokers' non-votes will not be counted.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  PROPOSAL  NO.  3.


                                  OTHER MATTERS

TRANSFER  AGENT

The Nevada Agency and Trust Company, located at 50 West Liberty Street, Suite 880, Reno, Nevada, USA, phone (775) 322-0626, fax (775) 322-5623 is the transfer agent for the Company's common shares.

STOCKHOLDER  PROPOSALS

Stockholder proposals to be included in the Company's Proxy Statement and Proxy for its 2001 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company no later than August 15, 2001

ADDITIONAL  INFORMATION

Each shareholder has received the Company's Annual Report containing the Company's 2000 audited financial statements, including the report of its independent chartered accountants. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of the Company's 2000 Form 10-KSB as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Shareholders should direct any request to the Company, #185 - 10751 Shellbridge Way, Richmond, British Columbia, Canada, V6X 2W8, Attention: Jennifer Lorette, Secretary.

ACTION  ON  OTHER  MATTERS

The Board of Directors knows of no other matters to be brought before the share-holders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company's business and share-holders will have the opportunity to ask questions.

     IAS  COMMUNICATIONS,  INC.

     By  Order  of  the  Board  of  Directors


     /s/     John  G.  Robertson
             -------------------
             John  G.  Robertson
             President

Richmond,  British  Columbia
October  26,  2000